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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 25, 1996


                       IMC Home Equity Loan Trust 1996-4
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         New York                     333-4911                13-3915137
         --------                     --------             -----------------
(State or Other Jurisdiction)        (Commission           (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


c/o The Chase Manhattan Bank, as Trustee
   450 West 33rd Street, 15th Floor
        New York, New York                                       10001
   ---------------------------------                          ----------
       (Address of Principal                                  (Zip Code)
        Executive Offices)


        Registrant's telephone number, including area code (202) 946-8600


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     IMC Securities, Inc. registered issuances of up to $1,500,000,000 principal amount of Home Equity Loan Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-4911) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, IMC Home Equity Loan Trust 1996-4 (the "Registrant" or the "Trust") issued $310,000,000 in aggregate principal amount of its Home Equity Loan Pass-Through Certificates, Series 1996-4 (the "Certificates"), on October 25, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of October 1, 1996, among IMC Securities, Inc. (the "Depositor"), Industry Mortgage Company, L.P., as seller and servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 Certificates (the "Class A Certificates"), Class S Certificates (the "Class S Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates and the Class S Certificates, the "Certificates"). Only the Class A Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates are as follows: Class A-1, 6.59%; Class A-2, 6.58%; Class A-3, 6.81%; Class A-4, 7.11%, Class A-5, 7.41% and Class A-6, 7.61%. The Class A
Certificates have initial aggregate principal amounts as follows: Class A-1, $117,802,000; Class A-2, $40,131,000; Class A-3, $58,472,000; Class A-4,
$51,439,000; Class A-5, $16,445,000; and Class A-6, $25,711,000.

     As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated July 23, 1996 and the Prospectus Supplement dated October 18, 1996 filed pursuant to Rule 424(b)(5) of the Act on October 25, 1996.

     On October 25, 1996, the Trust acquired $88,538.00 of Subsequent Home Equity Loans pursuant to the terms of the Pooling and Servicing Agreement and the Subsequent Transfer Agreement attached hereto as Exhibit 10.1 among the Depositor, the Servicer and the Trustee dated as of October 25, 1996. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated July 23, 1996 and the Prospectus Supplement dated October 18, 1996 filed pursuant to Rule 424(b)(5) of the Securities Act of 1933 on October 25, 1996.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

       1.1 Underwriting Agreement dated as of October 18, 1996, between IMC Securities, Inc. and Bear, Stearns & Co. Inc., as representative of theseveral Underwriters.

       4.1 Pooling and Servicing Agreement dated as of October 1, 1996, between IMC Securities, Inc. as Depositor, Industry Mortgage Company L.P. as Seller and Servicer and The Chase Manhattan Bank as Trustee.

      10.1 Subsequent Transfer Agreement dated as of October 25, 1996 among IMC Securities, Inc., Industry Mortgage Company, L.P. and IMC Home Equity Loan Trust 1996-4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            IMC SECURITIES, INC., as Depositor



                            By: /s/ Thomas Middleton
                                ----------------------------------------------
                                Name:   Thomas Middleton
                                Title:  President and Chief Operating Officer


Dated: November 4, 1996

                                  EXHIBIT INDEX


Exhibit No.  Description                                               Page No.

1.1 Underwriting Agreement dated as of October 18, 1996, between IMC Securities, Inc. and Bear, Stearns & Co.
             Inc., as representative of the several Underwriters.

4.1 Pooling and Servicing Agreement dated as of October 1, 1996, between IMC Securities, Inc. as Depositor, Industry Mortgage Company L.P. as Seller and Servicer and The
             Chase Manhattan Bank as Trustee.

10.1 Subsequent Transfer Agreement dated as of October 25, 1996 among IMC Securities, Inc., Industry Mortgage
             Company, L.P. and IMC Home Equity Loan Trust 1996-4.